SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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(Name of Registrant as Specified In Its Charter)

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News from Portfolio 21 regarding an upcoming proxy vote

Dear <<First Name >>,

We are contacting you for two important reasons regarding the Portfolio 21 Global Equity Fund:

1.	A proxy is going to be sent to shareholders of the Fund related to a broadening of the employee ownership structure of the Firm

2.	The Fund’s Board has approved reducing the minimum on the Institutional (PORIX) share class, removing the Fund’s redemption fee, and allowing the Fund to participate in securities lending

We want to make sure you are aware that your clients who are shareowners of the Portfolio 21 Global Equity Fund will be receiving materials related to the proxy and we respectfully ask for your help in getting the proxies voted “yes.”

In some cases, you have the authority to vote the Proxy for your client, in other cases your client must vote the Proxy themselves.

We are very pleased about the change to our employee ownership structure as the Firm will become majority owned by the key members of the investment team .  Currently, Portfolio 21 is majority owned by one of the founders, Carsten Henningsen.  Carsten plans to sell the majority of his ownership to the key members of the investment team, who will each own relatively equal percentages of the Firm.  Even though no new people are joining the Firm and no one is leaving, this constitutes a change in control of the Firm and creates the need to have a shareholder vote to approve a new investment agreement between Portfolio 21 and the Portfolio 21 Global Equity Fund.

Shareholders will receive a package requesting a vote on the proposal.  The proposal has been carefully reviewed by the Board of Trustees of the Fund and the Board unanimously recommends that shareholders vote for the proposal.

Unrelated to the Proxy, the reduced minimum, removal of redemption fee, and participation in securities lending will be communicated through an amendment to the Fund’s prospectus and your clients may receive notice of these amendments.  Below is the detailed language that describes these changes.

Again, we are as king shareholders to please vote promptly for the approval of the new investment advisory agreement.  Please contact us if you have any questions.  Our email address is
welcome@portfolio21.com and our phone number is 877-351-4115.

Thank you,

John Streur
President
Portfolio 21
Direct: 503.953.8334
john@portfolio21.com

The following change  to the Fund’s Summary Prospectus and  Prospectus is effective October 31, 2013:
The Fund’s Class R and Class I shares are eliminating their redemption fee.

Accordingly, all references to the redemption fee are removed as of October 31, 2013.

The following changes to the Fund’s Summary Prospectus and  Prospectus are effective immediately:
The initial minimum investment amount to open any account for the Class I shares of the Fund is reduced to $100,000.

Accordingly, all references to the initial minimum investment amount for Class I shares in the Summary Prospectus and the Prospectus are changed to reflect the new amount.

The following sentence is added to the “Principal Investment Strategies” section on page 1 of the Summary Prospectus and page 1 of the Prospectus and to the “Principal Investment Strategies and Beliefs” section on page 5 of the Prospectus:

The Fund may participate in securities lending arrangements of up to 33 1/3% of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals ) in order to increase the return on its portfolio.

The following paragraph is added to the “Principal Investment Risks” section on page 2 of the Summary

Prospectus and page 2 of the Prospectus:

Securities Lending Risk: There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

The following paragraph is added to the “Principal Risks of Investing in the Fund” section on page 7 of the Prospectus:

Securities Lending Risk. There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  When the Fund loans its portfolio securities, it will receive collateral consisting of cash or cash equivalents, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, an irrevocable bank letter of credit, or any combination thereof.  Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.  In addition, any investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

The following sentence replaces the first sentence in the paragraph titled “Electronic Delivery” on page 11 of the Prospectus:

You may sign up to receive shareholder statements and tax statements electronically on portfolio21.com.

The statutory prospectus and summary prospectus contain more complete information, including risks, fees and expenses related to an ongoing investment in the Fund.  Read carefully before you invest or send money.

Mutual fund investing involves risk.  Principal loss is possible.  Portfolio 21 may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods.  Investing in foreign securities is riskier than investing in domestic securities.  The fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Portfolio 21's environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.  There are no assurances that the fund will achieve its objective and/or strategy.

Quasa• Distributors, LLC  Distributor

Copyright © 2013 Portfolio 21 lnvestments,  All rights reserved.

unsubscribe from this list update subscription preferences

News from Portfolio 21 regarding an upcoming proxy vote

Dear <<First Name >>,

We are contacting you for two important reasons regarding the Portfolio 21 Global Equity Fund:

1.	A proxy is going to be sent to shareholders of the Fund related to a broadening of the employee ownership structure of the Firm

2.	The Fund’s Board has approved reducing the minimum on the Institutional (PORIX) share class, removing the Fund’s redemption fee, and allowing the Fund to participate in securities lending

We are very pleased about the change to our employee ownership structure as the Firm will become majority owned by the key members of the investment team.  Currently, Portfolio 21 is majority owned by one of the founders, Carsten Henningsen.  Carsten plans to sell the majority of his ownership to the key members of the investment team, who will each own relatively equal percentages of the Firm.  Even though no new people are joining the Firm and no one is leaving, this constitutes a change in control of the Firm and creates the need to have a shareholder vote to approve a new investment agreement between Portfolio 21 and the Portfolio 21 Global Equity Fund.

Shareholders will receive a package requesting a vote on the proposal.  The proposal has been carefully reviewed by the Board of Trustees of the Fund and the Board unanimously recommends that shareholders vote for the proposal.

Unrelated to the Proxy, the reduced minimum, removal of redemption fee, and participation in securities lending will be communicated through an amendment to the Fund’s prospectus and you may receive notice of these amendments.  Below is the detailed language that describes these changes.

Again, we are asking shareholders to please vote promptly for the approval of the new investment advisory agreement.  Please contact us if you have any questions.  Our email address is welcome@portfolio21.com and our phone number is 877-351-4115.

Thank you,

John Streur
President Portfolio 21
Direct: 503.953.8334
john@portfolio21.com

The following change  to the Fund’s Summary Prospectus and  Prospectus is effective October 31, 2013:
The Fund’s Class R and Class I shares are eliminating their redemption fee.

Accordingly, all references to the redemption fee are removed as of October 31, 2013.

The following changes to the Fund’s Summary Prospectus and  Prospectus are effective immediately:
The initial minimum investment amount to open any account for the Class I shares of the Fund is reduced to $100,000.

Accordingly, all references to the initial minimum investment amount for Class I shares in the Summary Prospectus and the Prospectus are changed to reflect the new amount.

The following sentence is added to the “Principal Investment Strategies” section on page 1 of the Summary Prospectus and page 1 of the Prospectus and to the “Principal Investment Strategies and Beliefs” section on page 5 of the Prospectus:

The Fund may participate in securities lending arrangements of up to 33 1/3% of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals ) in order to increase the return on its portfolio.

The following paragraph is added to the “Principal Investment Risks” section on page 2 of the Summary Prospectus and page 2 of the Prospectus:

Securities Lending Risk: There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

The following paragraph is added to the “Principal Risks of Investing in the Fund” section on page 7 of the Prospectus:

Securities Lending Risk. There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities m ay not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  When the Fund loans its portfolio securities, it will receive collateral consisting of cash or cash equivalents, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, an irrevocable bank letter of credit, or any combination thereof.  Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.  In addition, any investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

The following sentence replaces the first sentence in the paragraph titled “Electronic Delivery” on page 11 of the Prospectus:

You may sign up to receive shareholder statements and tax statements electronically on portfolio21.com.

The statutory prospectus and summary prospectus contain more complete information, including risks, fees and expenses related to an ongoing investment in the Fund. Read carefully before you invest or send money.

Mutual fund investing involves risk.  Principal loss is possible.  Portfolio 21 may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods.  Investing in foreign securities is riskier than investing in domestic securities.  The fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Portfolio 21's environmental policy could cause it to make or avoid  investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.  There are no assurances that the fund will achieve its objective and/or strategy.

Quasar Distributors, LLC, Distributor.

Copyright © 2013  Portfolio 21 Investments, All rights reserved.

unsubscribe from this list    update subscription preferences

August 20, 2013

In early September, a proxy is being sent to shareholders of the Fund related to a broadening of the employee ownership structure of Portfolio 21.

We are very pleased about the change to our employee ownership structure as the Firm will become majority ow ned by the key members of the investment team.  Currently, Portfolio 21 is majority owned by one of the founders, Carsten Henningsen.  Carsten plans to sell the majority of his ownership to the key members of the investment team, who will own relatively equal percentages of the Firm.  Even though no new people are joining the Firm and no one is leaving, this constitutes a change in control of the Firm and creates the need to have a shareholder vote to approve a new investment agreement between Portfolio 21 and the Portfolio 21 Global Equity Fund.

Shareholders will receive a package requesting a vote on the proposal.  The proposal has been carefully review ed by the Board of Trustees of the Fund and the Board unanimously recommends that shareholders vote for the proposal.

We are asking shareholders to please vote promptly for the approval of the new investment advisory agreement.  Please contact us if you have any questions.

Distributed by Quasar Distributors, LLC ., Distributor
The statutory prospectus and summary prospectus contain more complete information, including risks, fees and expenses related to an ongoing investment in the Fund.  Read carefully before you invest or send money.  You may also obtain a hard copy of the statutory prospectus and/or summary prospectus by calling 877-351-4115.

Mutual fund investing involves risk.  Principal loss is possible.  Portfolio 21 may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability  and differences in accounting methods.  Investing in foreign securities is riskier than investing in domestic securities.  The fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Portfolio 21's environmental  policy could cause it to make or avoid investments  that could result in the portfolio underperforming  similar funds that do not have an environmental  policy.  There are no assurances that the fund will achieve its objective and/or strategy.
Diversification  does not assure a profit or protect against a loss in a declining market.
Portfolio 21 is offered only to United States residents, and information on this site is intended only for such persons.  Nothing on this web site should be considered a solicitation to buy or an offer to sell shares of Portfolio 21 in any jurisdiction where the offer or solicitation would be unlawful under the securities laws of such jurisdiction.
Securities mentioned are not recommendations  to buy or sell any security.  Current and future portfolio holdings are subject to risk.
Opinions expressed as those of the fund, are subject to change, are not guaranteed and should not be considered investment advice.